Exhibit 99.1
UBS Global Oil & Gas Conference May 21, 2008 Austin, TX NYSE: BAS Market Cap: $1.2 billion As of May 19, 2008

This presentation contains forward-looking statements. Basic has based these forward-looking statements largely on its current expectations and projections about future events and financial trends affecting the financial condition of its business. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including, among other things, the risk factors discussed in this presentation and other factors, most of which are beyond Basic's control. The words "believe," "may," "estimate," "continue," "anticipate," "intend," "plan," "expect" and similar expressions are intended to identify forward- looking statements. All statements other than statements of current or historical fact contained in this presentation are forward-looking statements. Although Basic believes that the forward-looking statements contained in this presentation are based upon reasonable assumptions, the forward- looking events and circumstances discussed in this presentation may not occur and actual results could differ materially from those anticipated or implied in the forward-looking statements. Important factors that may affect Basic's expectations, estimates or projections include: a decline in or substantial volatility of oil and gas prices, and any related changes in expenditures by its customers; the effects of future acquisitions on its business; changes in customer requirements in markets or industries it serves; competition within its industry; general economic and market conditions; its access to current or future financing arrangements; its ability to replace or add workers at economic rates; and environmental and other governmental regulations. Basic's forward-looking statements speak only as of the date of this presentation. Unless otherwise required by law, Basic undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. This presentation includes market share, industry data and forecasts that Basic obtained from internal company surveys (including estimates based on its knowledge and experience in the industry in which it operates), market research, consultant surveys, publicly available information, industry publications and surveys. These sources include Oil & Gas Journal magazine, World Oil magazine, Baker Hughes Incorporated, the Association of Energy Service Companies, and the Energy Information Administration of the U.S. Department of Energy. Industry surveys, publications, consultant surveys and forecasts generally state that the information contained therein has been obtained from sources believed to be reliable. Although Basic believes such information is accurate and reliable, it has not independently verified any of the data from third-party sources cited or used for its management's industry estimates, nor has it ascertained the underlying economic assumptions relied upon therein. For example, the number of onshore well servicing rigs in the U.S. could be lower than Basic's estimate to the extent its two larger competitors have continued to report as stacked rigs equipment that is not actually complete or subject to refurbishment. Statements as to Basic's position relative to its competitors or as to market share refer to the most recent available data. Forward Looking Statements

Additional Information Additional Information and Where to Find It In connection with the proposed mergers, a registration statement of Horsepower Holdings, Inc. ("Holdings"), which includes proxy statements of Basic and Grey Wolf, Inc. ("Grey Wolf") and other materials, has been filed with the Securities and Exchange Commission (File No. 333-150895). INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS AND THESE OTHER MATERIALS REGARDING THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BASIC, GREY WOLF, HOLDINGS AND THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the registration statement and the definitive proxy statement/prospectus when they are available and other documents containing information about Basic and Grey Wolf, without charge, at the SEC's web site at www.sec.gov, Basic's web site at www.basicenergyservices.com, and Grey Wolf's web site at www.gwdrilling.com. Copies of the registration statement and the definitive proxy statement/prospectus and the SEC filings that will be incorporated by reference therein may also be obtained for free by directing a request to either Investor Relations, Basic Energy Services, Inc., 432-620-5510 or to Investor Relations, Grey Wolf, Inc., 713-435-6100. Participants in the Solicitation Basic and Grey Wolf and their respective directors, officers and certain other members of management may be deemed to be participants in the solicitation of proxies from their respective stockholders in respect of the mergers. Information about these persons can be found Grey Wolf's proxy statement relating to its 2008 annual meetings of stockholders as filed with the SEC on April 8, 2008. Information concerning beneficial ownership of Basic stock by its directors and certain of its executive officers is included in its Form 10-K/A filed on April 29, 2008 and subsequent statements of changes in beneficial ownership on file with the SEC. Additional information about the interests of such persons in the solicitation of proxies in respect of the merger is included in the registration statement and the joint proxy statement/prospectus filed with the SEC in connection with the proposed transaction.

Proposed Merger with Grey Wolf Background Announced "merger of equals" with Grey Wolf on April 21, 2008 The merger creates a more diverse energy services company with expanded growth opportunities through enhanced scale, broader geographic reach, balanced commodity exposure and expansion of service offerings. The 9-member Board of Directors will have representation approximately proportionate to ownership with 5 directors from Grey Wolf and 4 from Basic. Management team will consist of Tom Richards - Chairman, Ken Huseman - CEO, David Crowley - President & COO and Alan Krenek - CFO. The shareholders of both companies will receive a combination of shares in the new company and cash. Status S-4 filed on May 14, 2008 Subject to SEC and other regulatory approvals as well as approval by both Basic and Grey Wolf shareholders Closing of transaction is anticipated in third quarter of 2008

Well Servicing Maintenance, Completion, Workover, P&A and Drilling 401 well servicing rigs 38 locations Overview of Basic Energy Services Fluid Services Transportation, Storage and Disposal 670 fluid service trucks 1,700 frac tanks 56 salt water disposal wells 46 locations Contract Drilling 9 drilling rigs Located in the Permian Basin Headquarters Midland, TX Over 4,600 employees Completion & Remedial Services Pressure Pumping - 120,000HP 14 Cased-hole Wireline Units 42 Underbalanced Drilling Spreads 18 Rental & Fishing Tool Stores 35 locations

Diversified Sources of Revenue 50% Gas 50% Oil Oil Commodity Mix Gas Regional Over 100 Service Points 11 States Geographic Spread National Concentrated No Single Customer Accounted for More than 4% of Revenue in 2007 Customer Base Diversified Range of Services 6 Service Lines 11 States New Well Drilling Maintain Production

Extensive Footprint & Leadership Positions in Prolific Basins Operating Map Portfolio approach - expanding suite of services within several active geographic regions Significant exposure to major oil and gas producing markets; 50/50 exposure to oil/gas Expansion opportunities in developing markets Core operations in proven oil and gas markets provide attractive returns and downside protection Basic's Well Servicing Market Share1 Northern Rockies Mid-Continent Southern Rockies Ark-La-Tex South Texas Permian Basin # 2 of 7 # 2 of 12 # 2 of 33 # 2 of 16 # 4 of 13 # 4 of 16 1 Based on number of active rigs as of April 30, 2008 55/45 83/17 67/33 51/49 26/74 37/63 Position in Market Oil/Gas Well Count %

Services Required Throughout Life of the Well LTM 3/31/08 Revenue - $908 million LTM 03/31/08 Segment Profits - $368 million Life-cycle of the Well Basic's Segments Well Servicing ? ? ? ? Fluid Services ? ? ? ? ? Completion & Remedial ? ? ? Contract Drilling ? Stake Maintain Plugging & Location Drilling Production Workover Abandonment Fluid Services Contract Drilling Contract Drilling Fluid Services Well Servicing Well Servicing Completion & Remedial Completion & Remedial

Oil Price Impact on Well Servicing Demand Management's Estimate of Activity Levels vs Potential Demand at Various Oil Prices Oil prices have a minimal impact on maintenance and plugging and abandonment activity

Proven Growth Strategy Acquisitions Focus on businesses with strong customer relationships, well maintained equipment and skilled personnel Acquire businesses and assets that complement and expand existing service lines and geographic footprint Target acquisition price of less than 4.0x "normalized" EBITDA Selectively incorporate earn-out/contingent payment as additional consideration Recent acquisition at end of April 2008 Purchased substantially all operating assets of B&S Disposal, Inc. and B&S Equipment, Ltd. - three well servicing rigs and 20 fluid services trucks. Organic/Newbuild Economics of newbuild program are favorable compared to acquisitions Targeting three-year payout (investment decision based on four-year payout)

2003 2004 2005 2006 2007 LTM 180.9 311.5 459.6 730.1 877 908 REVENUE EBITDA Balanced strategy of internal expansion and acquisition driving growth 2003-2007 CAGR of 48% $millions $millions 2003 2004 2005 2006 2007 LTM 29 59.1 121.3 231.2 259 265 2003-2007 CAGR of 74% Impressive Record of Growth Continues

Review of First Quarter 2008 Highlights Achieved record quarterly revenues of $230 million. Expanded & diversified service offerings - completion and remedial services segment represented 30% of 1Q08 revenues. EBITDA margins of 29% still remain at the upper end of historical ranges. Continued to modernize well servicing rig fleet with newbuild rigs. Over 50% of our well servicing rigs have been either purchased new or rebuilt since 2000. Completed two acquisitions for total consideration of approximately $23 million. These included Xterra and Lackey Construction. Strong balance sheet - $100 million of cash and EBITDA leverage of 1.6 times. Challenges Retaining our workforce in a tight labor market Increasing fuel and fuel-related costs having negative impact on margins

Segment Overviews

Well Servicing Rigs Facilitate Down Hole Activity Well Servicing rigs are required throughout the well life Often the first to arrive and the last to leave Cross-selling opportunities for other services Completion - well preparation for production after successful drilling of well Service Work - routine maintenance of down-hole equipment Workover - periodic major maintenance and renovation to sustain production P&A - plugging and abandonment of wells Permian Basin Ark-La-Tex South Texas Mid- Continent Rocky Mtns. 401 Rigs by Market Area

Room for Further Consolidation Sources: Weatherford Rig Count, Study by Energy Sector Analytics, LLC and Various Company Filings Basic expects to participate selectively in further consolidation of the sector Weatherford/AESC 1 2,930 Rigs WELL SERVICING RIG OWNERSHIP at 4/30/08 (Total Marketable Rigs) BAS NBR KEG OTHERS CPX Energy Sector Analytics 2 BAS NBR KEG OTHERS CPX 1 Weatherford/AESC rig count is understated as it only includes rigs owned by members of the AESC 2 Basic co-sponsored this comprehensive survey which captured rigs owned by AESC members as well as numerous start-ups and rigs owned by large E&P companies Ownership consists of 141 companies 3,477 Rigs

Well Servicing Rig Rates Have Stabilized 1st Qtr 1Q 193 2Q 199 3Q 230 4Q 292 Revenue Per Well Servicing Rig Hour 1st Qtr 2003 199 2004 230 2005 292 2006 373 2007 412 LTM 409 We expect rates to be stable for first half of 2008 and then increase slightly in second half 1st Qtr 1Q07 411 2Q 415 3Q 414 4Q 409 1Q08 398 Recent Revenue per Rig Hour Trends

Well Servicing Utilization Appears to Have Hit Bottom in 1Q08 We expect well servicing rig utilization to increase steadily as we go through 2008 1Q 2Q 3Q 4Q Reported 78% in April 2008

Newbuild Program Modernizes Well Servicing Fleet Current status of newbuild program 118 newbuilds rigs have been delivered since 2004 16 newbuild rigs remain to be delivered in 2008 85 rigs have undergone major refurbishment since 2000 Internal capacity to refurbish 30 rigs per year At 4/30/08, over 50% of our well servicing fleet was comprised of rigs with year models of 2000 or newer and rigs remanufactured since 2000 Well Servicing Rig Fleet by Year Model 1 1 Based on workover rigs as of April 30, 2008 2 Excludes rigs that have been remanufactured since 2000 Modern fleet attracts crews and customers and lowers future capital requirements Average age of rig fleet is 19 years. 1998 - 2007 2 1978 - 1987 2 Before 1978 2 Remanufactured since 2000 1988 - 1997 2

Contract Drilling Diversifies Service Offering Fleet of nine drilling rigs focus on infill drilling programs that are relatively active throughout the cycle Low spec, vertical wells allow simple and fast-moving rigs Three rigs built in 2006/2007 particularly suited to horizontal re-entry No-frills cost structure Daily margins provide superior return on capital Typical drilling rig locations

Basic Provides a Full Range of Fluid Services Complementary services provided in support of well servicing activity Transportation and disposal of salt water produced as a by-product of oil and gas production Sale, transportation, storage and disposal of drilling and workover fluids Rental of portable frac tanks and test tanks Oilfield (non-hazardous) wastewater disposal wells Permian Basin Ark-La-Tex South Texas Mid- Continent Rocky Mtns. 670 Trucks by Market Area

Specialized Completion & Remedial Services Provides support to overall production process Pressure pumping: cementing, acidizing, fracturing and coiled tubing Fishing tools and rental equipment Cased-hole wireline services Underbalanced drilling Focused on smaller markets traditionally underserved by major competitors Revenue by Service Line 1 Pressure Pumping Rental & Fishing Tools Wireline Services Underbalanced Drilling 1 Based on LTM 3/31/08

Financial Overview

$ in millions, except per share data Summary Financials Growth in Profitability and Cash Flow 1 See page 27 for reconciliation of EBITDA to net income. 2 Excludes $1.7 million after-tax charge, or $.05 per share, for loss on early extinguishment of debt

Segment Data 1Q05 2Q 3Q 4Q 1Q05 2Q 3Q 4Q East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Well Servicing Fluid Services Revenues Revenues Segment Profit Segment Profit LeBus acquisition Westall acquisition

Segment Data 1Q05 2Q 3Q 4Q 1Q05 2Q 3Q 4Q East 20.4 27.4 90 20.4 West 30.6 38.6 34.6 31.6 North 45.9 46.9 45 43.9 Completion & Remedial Services Contract Drilling Revenues Segment Profit G&L Tool acquisition JetStar acquisition Sledge Drilling acquisition Revenues Segment Profit

Strong Capital Structure Capitalization as of March 31, 2008 $ in millions Ba1/BB+ by Moody's/S&P B1/BB- by Moody's/S&P 1 Defined as cash and cash equivalents plus availability under revolver, net of $15 million of outstanding letters of credit under the revolver.

Compelling Investment Considerations DIVERSIFIED SERVICE OFFERING THROUGHOUT THE WELL LIFE Provides stable cash flow at any point in cycle EXTENSIVE FOOTPRINT AND LEADERSHIP POSITIONS IN PROLIFIC U.S. BASINS Provides opportunities for organic growth at any point in cycle PROVEN GROWTH STRATEGY Expect high level of deal flow as sellers anticipate changes in tax laws Higher interest costs push deals away from small private equity NEWBUILD PROGRAM MODERNIZES FLEET Good mix of older, low capital cost equipment and new equipment EXPERIENCED MANAGEMENT TEAM WITH DEMONSTRATED ABILITY TO GROW THE BUSINESS THROUGHOUT THE CYCLE SOLID BALANCE SHEET AND LIQUIDITY

Explanatory Information EBITDA means earnings before interest, taxes, depreciation and amortization. EBITDA is used a a supplemental financial measure by our management and directors and by external users of our financial statements, such as investors, to assess: the financial performance of our assets without regard to financing methods, capital structure or historical cost basis; the ability of our assets to generate cash sufficient to pay interest on our indebtedness; and our operating performance and return on invested capital as compared to those of other companies in the well services industry, without regard to financing methods and capital structure. EBITDA has limitations as an analytical tool and should not be considered an alternative to net income, operating income, cash flow from operating activities or any other measure of financial performance or liquidity presented in accordance with generally accepted accounting principles (GAAP). EBITDA excludes some, but not all, items that affect net income, and these measures may vary among other companies. Limitations to using EBITDA as an analytical tool include: EBITDA does not reflect our current or future requirements for capital expenditures or capital commitments; EBITDA does not reflect changes in, or cash requirements necessary to service interest or principal payments on, our debt; EBITDA does not reflect income taxes; although depreciation and amortization are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and EBITDA does not reflect any cash requirements for such replacements; and other companies in our industry may calculate EBITDA differently than we do, limiting its usefulness a a comparison measure. EBITDA Reconciliation to Net Income (Loss)